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                                                                 EXHIBIT 10.11.1

                                 AMENDMENT NO. 1

                                       TO

                                CREDIT AGREEMENT

                                  BY AND AMONG

                          CRICKET COMMUNICATIONS, INC.
                                   (AS LENDER)

                                       AND

                     ALASKA NATIVE BROADBAND 1 LICENSE, LLC
                                  (AS BORROWER)

                                       AND

                         ALASKA NATIVE BROADBAND 1, LLC
                                 (AS GUARANTOR)

                                January 26, 2005

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                       AMENDMENT NO. 1 TO CREDIT AGREEMENT

     This Amendment No. 1 to Credit Agreement ("AMENDMENT NO. 1") is entered into as of January 26, 2005, by and among Cricket Communications, Inc., a Delaware corporation ("LENDER"), Alaska Native Broadband 1 License, LLC, a Delaware limited liability company ("BORROWER"), and Alaska Native Broadband 1, LLC, a Delaware limited liability company ("GUARANTOR," and together with Borrower, the "LOAN PARTIES").

                                    RECITALS

     WHEREAS, Lender and each of the Loan Parties entered into that certain Credit Agreement dated as of December 22, 2004 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"); and

     WHEREAS, Lender and each of the Loan Parties desire to amend the Credit Agreement to increase the Acquisition Sub-Limit, the Build-Out Sub-Limit, and the Loan Commitment Amount.

                                    AGREEMENT

     NOW THEREFORE, in consideration of the mutual covenants contained herein, the parties hereto agree as follows:

     Section 1. The definitions for the terms "Acquisition Sub-Limit," "Build-Out Sub-Limit," and "Loan Commitment Amount" shall be deleted in their entirety and replaced with the following definitions:

     "'ACQUISITION SUB-LIMIT' shall mean $84.5 million, which shall be used solely to participate in the Auction and to pay the net winning bids for licenses for which Borrower is the Winning Bidder, including to make any required deposits or down payments to the FCC in connection therewith."

     "'BUILD-OUT SUB-LIMIT' shall mean an amount equal to $4.5 million, which shall be used by Borrower to fund the Build-Out and initial operation of the ANB-1 License Systems, including payment of management fees, if any, to ANB and Cricket; provided, however, that in the event the Required Capital Contributions have not been fully expended by Borrower in paying to the FCC the amount of the net winning bids for Licenses for which it was the Winning Bidder and any Auction-related bid withdrawal payments, the Build-Out Sub-Limit shall be reduced by the amount of the unused portion of the Required Capital Contributions."

     "'LOAN COMMITMENT AMOUNT' shall mean the aggregate sum of (a) the Acquisition Sub-Limit and (b) the Build-Out Sub-Limit, which aggregate sum in no event shall exceed $89.0 million."

     Section 2. Except as expressly amended hereby, the Credit Agreement remains in full force and effect in accordance with its terms.


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     IN WITNESS WHEREOF, the parties hereto have signed this Amendment No. 1 to
Credit Agreement, or have caused this Amendment No. 1 to Credit Agreement to be signed in their respective names by an officer, hereunto duly authorized, on the date first written above.

CRICKET COMMUNICATIONS, INC.            ALASKA NATIVE BROADBAND 1
                                        LICENSE, LLC

By:                                     By Alaska Native Broadband 1, LLC
    ---------------------------------      Its sole member
Name:
      -------------------------------   By Alaska Native Broadband, LLC
Title:                                     Its Manager
       ------------------------------
                                        By ASRC Wireless Services, Inc.,
                                           Its Manager


                                        By:
                                            ------------------------------------
                                        Name: Conrad Bagne
                                        Title: President


                                        ALASKA NATIVE BROADBAND 1, LLC

                                        By Alaska Native Broadband, LLC
                                           Its Manager

                                        By ASRC Wireless Services, Inc.,
                                           Its Manager


                                        By:
                                            ------------------------------------
                                        Name: Conrad Bagne
                                        Title: President


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